UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2025
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders of The Home Depot, Inc. (the “Company”) was held on May 22, 2025. Below are the final vote results from the meeting.
Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors of the Company:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gerard J. Arpey	694,921,089	14,023,258	1,063,654	138,693,972
Ari Bousbib	678,305,860	30,575,941	1,126,200	138,693,972
Jeffery H. Boyd	654,712,669	54,238,862	1,056,470	138,693,972
Gregory D. Brenneman	682,996,954	25,967,374	1,043,673	138,693,972
J. Frank Brown	666,102,984	42,836,264	1,068,753	138,693,972
Edward P. Decker	650,237,298	55,528,574	4,242,129	138,693,972
Wayne M. Hewett	676,847,386	32,107,151	1,053,464	138,693,972
Manuel Kadre	702,589,042	6,332,481	1,086,478	138,693,972
Stephanie C. Linnartz	703,053,746	5,946,639	1,007,616	138,693,972
Paula A. Santilli	698,722,219	10,290,056	995,726	138,693,972
Caryn Seidman-Becker	696,406,025	12,594,591	1,007,385	138,693,972
Asha Sharma	702,039,834	6,921,933	1,046,234	138,693,972
Proposal 2: The appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending February 1, 2026 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
797,880,392	49,510,124	1,311,457	N/A
Proposal 3: An advisory vote on executive compensation was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
666,424,472	40,289,395	3,294,134	138,693,972
Proposal 4: A shareholder proposal regarding an independent chair of the Board was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
193,933,942	513,939,873	2,134,186	138,693,972
Proposal 5: A shareholder proposal regarding a biodiversity impact and dependency assessment was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
116,914,429	585,622,203	7,471,369	138,693,972
Proposal 6: A shareholder proposal regarding a report on packaging policies for plastics was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
119,464,565	582,449,456	8,093,980	138,693,972

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: May 28, 2025	By:	/s/ Teresa Wynn Roseborough
	Name:	Teresa Wynn Roseborough
	Title:	Executive Vice President, General Counsel and Corporate Secretary
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